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                                                                   Exhibit 23(l)

                          CONSENT OF ERNST & YOUNG LLP,
                  REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM


We consent to the incorporation by reference in this Registration Statement (Form N-1A) (Amendment No. 12 to File No. 811-08067) of WT Investment Trust I of our reports dated August 4, 2004, included in the 2004 Annual Reports to shareholders.

ERNST & YOUNG LLP

Philadelphia, Pennsylvania
October 22, 2004